EXHIBIT 10.14

GUARANTY

This GUARANTY (this “Guaranty”), dated as of April 5, 2019, is made by 1847 Holdings LLC, a Delaware limited liability company (“Guarantor”), in favor of Burnley Capital LLC, a Delaware limited liability company (the “Lender”).

A. Reference is made to that certain Loan and Security Agreement, dated as of April 5, 2019 (as amended, restated, supplemented or otherwise modified, from time to time, the “Loan Agreement”), by and among 1847 Goedeker Inc., a Delaware limited liability company (the “Borrower”), the other Loan Parties party thereto (as defined therein) and the Lender. Capitalized terms have meanings as defined in the Loan Agreement.

B. Guarantor retains a direct or indirect interest in the Borrower and will benefit from the Loans and other financial accommodations to be made by Lender to Borrower.

C. As a condition of the Lender making Loans and other financial accommodations to the Borrower under the Loan Agreement, the Lender is requiring the Guarantor give this Guaranty in favor of the Lender.

NOW, THEREFORE, to induce Lender to enter into the Loan Agreement and to make the Loan, and in consideration of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably, covenants and agrees with Lender:

1.	The Guarantor is entering into this Guaranty to guaranty the Obligations upon the occurrence of any of the following acts (the “Prohibited Acts”):

(a)	any fraud or intentional or willful misrepresentation by Borrower or Guarantor, or any agent of Borrower or a Guarantor, or their failure to disclose a material fact to Lender;

(b)	any financial information delivered to Lender by Borrower or Guarantor pursuant to the Loan Documents is fraudulent in any respect, or contains any intentional misrepresentation in any material respect concerning the financial condition of Borrower or Guarantor;

(c)	the gross negligence, willful misconduct, or commission of a criminal act by Borrower or Guarantor, or any agent of Borrower or a Guarantor;

(d)	any material physical waste of any material Collateral;

(e)	the failure to pay property or other taxes, assessments or charges;

(f)	the failure to maintain insurance as required by the Loan Agreement;

(g)	any misapplication of Loan proceeds;

1

(h)	any litigation or other legal proceeding related to the Loan Documents is filed by Borrower or Guarantor without lawful basis that delays, opposes, impedes, obstructs, hinders, enjoins or otherwise interferes with or frustrates the efforts of Lender to exercise any rights and remedies available to Lender as provided herein and in the other Loan Documents;

(i)	the failure to comply with the cash management provisions of the Loan Agreement, whether before or after a notice of exclusive control has been delivered by Lender to the applicable depository bank;

(j)	any misappropriation or misapplication of any funds from any account pledged by Borrower to Lender under the Loan Agreement or the other Loan Documents;

(k)	the occurrence of any of the events set forth in Section 9.16 or 9.17 of the Loan Agreement; or

(l)	any intentional breach of any covenant made by Borrower in the Loan Documents.

2.	From and after the occurrence of a Prohibited Act, unconditionally and absolutely guarantees to the Lender the full and prompt payment and performance, when due, whether at the maturity dates specified therein or theretofore upon acceleration of maturity pursuant to the provisions thereof, of the Obligations; together with the full and prompt payment of any and all costs and expenses of and incidental to the collection of the Obligations for the enforcement of this Guaranty, including, without limitation, reasonable and documented attorneys’ fees.

3.	From and after the occurrence of a Prohibited Act, agrees that the Lender may demand payment from the Guarantor of any installment (or portion thereof) of principal or interest on the Loans, when due, and the Guarantor shall immediately pay the same to the Lender, and the Lender may demand payment or performance of any or all of the other Obligations, when such payment or performance is due or required and has not been paid when due or performed when required, and the Guarantor shall immediately pay or perform the same, whether or not the Lender has (i) declared an Event of Default, or (ii) accelerated payment of the Obligations, or (iii) commenced repossession of, or foreclosure of any security interest, mortgage or other lien in, any or all of the Collateral securing the Obligations, or (iv) otherwise exercised its rights and remedies hereunder or under the Loan Agreement, the other Loan Documents, the documents related thereto or applicable law.

4.	Waives (i) presentment, demand, notice of nonpayment, protest and notice of protest and dishonor on the Obligations; (ii) notice of acceptance of this Guaranty by the Lender; and (iii) notice of the creation or incurrence of the Obligations by any Borrower.

5.	Agrees that the Lender may from time to time, without notice to the Guarantor, which notice is hereby waived by the Guarantor, extend, modify, renew or compromise the Obligations, in whole or in part, without releasing, extinguishing or affecting in any manner whatsoever the liability of the Guarantor hereunder, the foregoing acts being hereby consented to by the Guarantor.

2

6.	From and after the occurrence of a Prohibited Act, agrees that the Lender shall not be required to first resort for payment to Borrower or any other person, corporation or entity, or their properties or estates, or any other right or remedy whatsoever, prior to enforcing this Guaranty.

7.	Agrees that this Guaranty shall be construed as a continuing, absolute, and unconditional guaranty from and after the occurrence of a Prohibited Act without regard to (i) the validity, regularity or enforceability of the Obligations or the disaffirmance thereof in any insolvency or bankruptcy proceeding relating to Borrower, or (ii) any event or any conduct or action of Borrower or the Lender or any other party which might otherwise constitute a legal or equitable discharge of a surety or guarantor but for this provision.

8.	Agrees that this Guaranty shall remain in full force and effect and be binding upon the Guarantor until the Obligations are paid in full in cash and once such payment occurs this Guaranty shall automatically terminate and all obligations hereunder shall automatically be released.

9.	Agrees that the Lender is expressly authorized to forward or deliver any or all Collateral and security which may at any time be placed with it by Borrower or any other person, directly to Borrower for collection and remittance or for credit, or to collect the same in any other manner and to renew, extend, compromise, exchange, release, surrender or modify the installments of, any or all of such Collateral and security with or without consideration and without notice to the Guarantor and without in any manner affecting the absolute liability of the Guarantor hereunder from and after the occurrence of a Prohibited Act,; and that the liability of the Guarantor hereunder shall not be affected or impaired by any failure, neglect or omission on the part of the Lender to realize upon the Obligations, or upon any collateral or security therefor, nor by the taking by the Lender of any other guaranty or guaranties to secure the Obligations or any other indebtedness of Borrower to the Lender, nor by the taking by the Lender of collateral or security of any kind nor by any act or failure to act whatsoever which, but for this provision, might or could in law or in equity act to release or reduce the Guarantor’s liability hereunder.

10.	Waives any right that the Guarantor may have to collect or seek to collect from Borrower the claim, if any, by subrogation or otherwise, acquired by the Guarantor through payment of any part or all of the Obligations until the Obligations have been paid in full (other than contingent indemnification obligations).

11.	Agrees that the liability of the Guarantor hereunder shall not be affected or impaired by the existence or creation from time to time, with or without notice to the Guarantor, which notice is hereby waived, of indebtedness from Borrower to the Lender in addition to the indebtedness arising under the Loan Agreement; the creation or existence of such additional indebtedness being hereby consented to by the Guarantor.

3

12.	Agrees that the possession of this instrument of guaranty by the Lender shall be conclusive evidence of due execution and delivery hereof by the Guarantor.

13.	Agrees that this Guaranty shall be binding upon the legal representatives, successors and assigns of the Guarantor, and shall inure to the benefit of the Lender and its successors, assigns and legal representatives; that notwithstanding the foregoing, the Guarantor shall have no right to assign or otherwise transfer the Guarantor’s rights and obligations under this Guaranty to any third party without the prior written consent of the Lender; and that any such assignment or transfer shall not release or affect the liability of the Guarantor hereunder in any manner whatsoever.

14.	Agrees that from and after the occurrence of a Prohibited Act, Guarantor may be joined in any action or proceeding commenced against Borrower in connection with or based upon the Obligations and recovery may be had against Guarantor in any such action or proceeding or in any independent action or proceeding against Guarantor should Borrower fail to duly and punctually pay any of the principal of or interest on the Obligations without any requirement that the Lender first assert, prosecute or exhaust any remedy or claim against Borrower.

15.	From and after the occurrence of a Prohibited Act, agrees that upon the occurrence and during the continuation of an Event of Default, the Lender shall have the right to set off any and all amounts due hereunder by the Guarantor to the Lender against any indebtedness or obligation of the Lender to the Guarantor.

16.	From and after the occurrence of a Prohibited Act, agrees that the Guarantor shall be liable to the Lender for any deficiency remaining after foreclosure of any mortgage in real estate or any security interest in personal property granted by Borrower, the Guarantor or any third party to the Lender to secure repayment of the Obligations and the subsequent sale by the Lender of the property subject thereto to a third party (whether at a foreclosure sale or at a sale thereafter by the Lender in the event the Lender purchases said property at the foreclosure sale) notwithstanding any provision of applicable law which may prevent the Lender from obtaining a deficiency judgment against, or otherwise collecting a deficiency from, Borrower.

17.	Agrees that this Guaranty shall be deemed a contract made under and pursuant to the laws of the State of Minnesota and shall be governed by and construed under the laws of such state without giving effect to the choice of law provisions thereof; and that, wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of the Guaranty.

18.	Agrees that no failure on the part of the Lender to exercise, and no delay in exercising, any right or remedy hereunder shall operate as or constitute a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by any related document or by law.

4

19.	Waives any and all claims against the Lender and defenses to performance and payment hereunder relating in any way, directly or indirectly, to the performance of the Lender’s obligations or exercise of any of its rights under the Loan Agreement and the documents related thereto.

20.	Warrants and represents to the Lender as follows:

(a)	Enforceability. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms (subject, as to enforceability, to limitations resulting from bankruptcy, insolvency or other similar laws affecting creditors’ rights generally).

(b)	Litigation. There is no action, suit or proceeding pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), properties or assets of the Guarantor, or which would question the validity of this Guaranty or any instrument, document or other agreement related hereto or required hereby, or impair the ability of the Guarantor to perform the Guarantor’s obligations hereunder or thereunder.

(c)	Default. The Guarantor is not in default of a material provision under any agreement, instrument, decree or order to which the Guarantor is a party or by which the Guarantor or the Guarantor’s property is bound or affected.

(d)	Consents. To the Guarantor’s knowledge, no consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any governmental authority or any third party is required in connection with the execution and delivery of this Guaranty or any of the agreements or instruments herein mentioned to which the Guarantor is a party or the carrying out or performance of any of the transactions required or contemplated hereby or thereby or, if required, such consent, approval, order or authorization has been obtained or such registration, declaration or filing has been accomplished or such notice has been given prior to the date hereof.

21.	Agrees that (i) the Guarantor will indirectly benefit by and from the making of the Loans by the Lender to Borrower; (ii) the Guarantor has received legal and adequate consideration for the execution of this Guaranty and has executed and delivered this Guaranty to the Lender in good faith in exchange for reasonably equivalent value; (iii) the Guarantor is not presently insolvent and will not be rendered insolvent by virtue of the execution and delivery of this Guaranty; (iv) the Guarantor has not executed or delivered this Guaranty with actual intent to hinder, delay or defraud the Guarantor’s creditors; and (v) the Lender has agreed to make such loan in reliance upon this Guaranty.

5

22.	From and after the occurrence of a Prohibited Act, agrees that if, at any time, all or any part of any payment previously applied by the Lender to any of the Obligations must be returned by the Lender for any reason, whether by court order, administrative order or settlement, the Guarantor shall remain liable for the full amount returned as if said amount had never been received by the Lender, notwithstanding any term of this Guaranty or the cancellation or return of any note or other agreement evidencing the Obligations.

23.	Irrevocably submits to the jurisdiction of any Minnesota state court or federal court located in Hennepin County, Minnesota over any action or proceeding arising out of or relating to this Guaranty, the Loan Agreement and any instrument, agreement or document related thereto; agrees that all claims in respect of such action or proceeding may be heard and determined in such Minnesota state or federal court; irrevocably waives, to the fullest extent the Guarantor may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding; irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing by United States certified mail, return receipt requested, of copies of such process to the Guarantor’s last known address; and agrees that judgment final by appeal, or expiration of time to appeal without an appeal being taken, in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law; provided that nothing in this paragraph shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against the Guarantor or the Guarantor’s property in the courts of any other jurisdiction to the extent permitted by law.

24.	WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS.

(Signature page follows.)

6

[SIGNATURE PAGE TO GUARANTY]

1847 HOLDINGS LLC

By:	/s/ Ellery W. Roberts
Name:	Ellery Roberts
Title:	Chief Executive Officer

7